UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2017

MOBETIZE CORP.

(Exact name of registrant as specified in its charter)

Nevada

333-181747

99-0373704

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

8105 Birch Bay Square Street, Suite 205 Blaine, Washington 98230

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (778) 588-5563

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINATIVE AGREEMENT

_____________________________________________________________________________________

On February 1, 2017, Mobetize USA Inc., a wholly owned subsidiary of Mobetize Corp. (“Company”),

entered into a Software Application License, Customization Development and Service Level

Agreement (“Agreement”) dated effective December 15, 2016, with Tata Communications (America)

Inc. (“Tata”).

The Agreement with Tata is intended to govern the global deployment of products and services for its customers through our business to business (B2B) technology platform (Hub). Our Hub can support and enable the mobile delivery of banking and other financial services (Fintech). The Agreement is a five-year strategic partnership from which we expect to generate revenue from service level support fees and the sharing of transactional income; advance our technology alliance to accelerate new

Fintech revenue sharing opportunities; and focus our research and development partnership on Fintech product innovation.

______________________________________________________________________________

ITEM 7.01

REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1, the Company has made available on its corporate website,

http://www.mobetize.com,  news for its shareholders and other interested parties in connection with the announcement of its Agreement with Tata.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be

“filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall same be deemed to be incorporated by reference in any filings under the Securities Act of 1933, as amended, or the

Securities and Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in any such filings, except to the extent expressly set forth by specific reference in such filing.

________________________________________________________________________________

___________________________________________________________________________________

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

_____________________________________________________________________________________

(d)

Exhibits

The exhibits required to be attached by Item 601 of Regulation S-K are filed herewith.

Exhibit No.

Page No.

Description

10.1

Attached

Software Application License, Customization Development

and Service Level Agreement dated effective December 15,

2016, in redacted form in connection with an application

pending with the Commission for confidential treatment of

certain commercial terms pursuant to Rule 24b-2 under the

Securities  Exchange  Act  of  1934,  as  amended.  The  commercial  terms omitted from this Current Report on Form 8-K have been filed separately with  the Securities and Exchange Commission.

99.1

Attached

News Release dated February 2, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mobetize Corp.

Date

By: /s/ Ajay Hans

February 3, 2017

Name: Ajay Hans

Title: Chief Executive Officer

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